SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

            Date of Event Requiring Report: May 24, 2000

                            TWISTEE TREAT CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware               0-294339        43-1796135
       (State of Incorporation)     (Commission     (IRS Employer
                                    File Number)   Identification #)

                  301 Clark Street, Warrensburg, Missouri 64093
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                  (660)747-4272
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock:

NAME                                            AMOUNT OF COMMON STOCK          PERCENT OF COMMON STOCK
                                                 BENEFICIALLY OWNED(1)            BENEFICIALLY OWNED

Stephen Wells,                                           250,000                      .008
President & Director

Terry D. Rapp                                          1,835,800                      .06
Vice-President,
Secretary &
Director

Howard Hockrad                                           100,000                      .003
Vice-President,
Treasurer

Allen Evans,                                                   0                     0
Vice-president

All directors and                                      2,185,800                      .07
executive officers
as a group

Gourmet's Choice(2)                                   20,000,000                      .65
Coffee Co., Inc.
8 West 38th, Fl. 9th
New York, N.Y. 10018

George Levin                                           1,827,300                      .059

(1)      Based upon 30,569,300 outstanding shares of common stock.

(2) Gourmet's Choice Coffee Co., Inc. is presently a publically traded company on the OTCBB under the symbol "GMCH". Based upon the fact that the agreement between the Company and GMCH which was entered into March 28,2000, has certain conditions that must be met by GMCH before the agreement can be considered binding, the 20,000,000 shares that are to be issued to GMCH are being held in escrow by the law firm of Shugart, Thomson & Kilroy, Kansas City, Mo. Therefore, GMCH is being included as a disclosure though they are presently not beneficial owners. Should there a formal consummation of the agreement between the Company and GMCH, an amended 8-K will filed reflecting any and all the relevant changes.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable

ITEM 5.     OTHER EVENTS

         Not applicable.

ITEM 6.           RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         Not applicable.

ITEM 7.     FINANCIAL STATEMENTS

Management's Discussion and Analysis

The company operates and franchises soft-serve ice cream desserts and an assortment of other foods and beverages in its cone-shaped buildings and kiosks. Twistee Treat Corporation spent 1999 testing its newly designed "Express Grill" unit, a full service restaurant designed after Dairy Queens brazier unit. The company hopes the "Express Grill" unit will help expand its business in 2000 to cooler climates, offering a broader menu and inside seating.

The Company's consolidated net loss for 1999 was approximately $609,498 including the cost of developing its pilot store and due to non-recurring expenses. This loss was higher than its loss of $495,079 in 1998. Several factors for concurrent losses are associated with the development of policies and procedures of franchise and corporate owned stores. After testing its company owned store and its first franchise store, Twistee Treat is now ready to begin its franchise campaign in the second quarter of 2000. The Company has recently signed another franchisee who intends to open three stores over the next twelve months in the greater Orlando area.

First Quarter Financials: The Company experienced several material changes from the three months ended February 28, 1999 compared to the three months ended February 29, 2000. Current assets, notes receivables increased from $0 at 2/28/99 to $80,670 at 2/29/00. This increase was due to the sales of franchise facilities, which come due in fiscal year 2000. Advances paid by the company increased for same period to $10,000 due to a deposit on a cone-shaped building placed with the production facility. The building is to be placed in inventory for expected franchise sales in 2000. The Corporation Notes Receivable also increased from $0 at 2/28/99 to $20,000 at 2/29/00 from additional sales. Other current notes receivable also increased during this same period to $74,000 from the additional sales. The Company's accounts payable and accrued expenses increased by $71,345 due to legal and accounting fees relating to franchising issues and the company's annual audit. Notes payable increased to $306,102. This increase was a result mostly of payables to shareholders. The funds were used for various things. (Refer to Footnote 6 on the November 30, 1999 audit.) The Company's deferred revenue increased to $154,651 at 2/29/00 from $0 at 2/28/99. This increase was a result of the auditors accounting of sales and deferred payment schedules. Consequently current revenue actually decreased for the period by $23,902. During this same period consulting fees increased by $3,600 as the company began researching geographical areas for expansion and focusing its attention on policies and procedures relating to development of new concepts. And finally interest expense also increased by $7,350 for the three months ending 2/29/00 due to the additional notes payable as referenced above. Twistee Treat Corporation was originally incorporated under the laws of Missouri in 1999. The Company merged with Twistee Treat Corporation, a Delaware Corporation in June 1997 with the same name in a tax-free transaction (See note 8 CA) November 30, 1999 audit. On April 7, the company purchased a reporting shell company "Perfection Plus," a Nevada corporation and filed its 8-K on April 8th.

                                TABLE OF CONTENTS
                                -----------------

                                                                     Page
                                                                     ----

INDEPENDENT COMPILATION  REPORT ...................................   F-1

FINANCIAL STATEMENTS:

      Balance Sheet ............................................... F-2 - F-3

      Statement of Operations .....................................   F-4

      Statement of Cash Flows .....................................   F-5

NOTES TO THE FINANCIAL STATEMENTS .................................   F-6

                                     2/29/00                                                   2/28/99
                                     -------                                                   -------
                             Beginning of     End  of     Increase or     Beginning of     End of     Increase or
Cash and Cash Equivalents      Period         Period       (Decrease)      Period          Period     (Decrease)
--------------------------------------      --------------------------      ------------------------------------------
Cash in Bank                 $84,921          $14,288       $(70,633)       $84,921       $14,288     $(70,633)
                             ========        =========       ========      ========      =========     ========

Supplemental Disclosures of Cash Flow Information:
-------------------------------------------------
Cash paid during the year for:             2/29/00              2/28/99
                                           --------            --------
        Income taxes                         0                    0
        Interest                         6,600                    0

Disclosures of Accounting Policy:
--------------------------------
For purposes of this statement, all highly liquid debt instruments with a maturity of three months or less are considered cash equivalents.

               See accompanying notes to the financial statements.

              TWISTEE TREAT CORPORATION
              BALANCE SHEET
              FEBRUARY 29, 2000

                   ASSETS

CURRENT ASSETS
  Cash                              $      14,288.00
  Note Receivable other - current          80,670.00
  Note Receivable other - trade            90,000.00
  Inventory                               116,650.00
  Advances                                 10,000.00
                                    ----------------
    TOTAL CURRENT ASSETS                  311,608.00

FIXED ASSETS

  Property & Equipment, net               322,114.00
  Leasehold Improvements                   23,953.00
                                    ----------------
    NET FIXED ASSETS                      346,067.00

OTHER ASSETS

  Notes receivable - trade                 20,000.00
  Notes receivable other                   74,000.00
  Other receivable                         50,000.00
  Deposits                                  1,150.00
  Intangible assets                       227,011.00
                                    ----------------
    TOTAL OTHER ASSETS                    372,161.00

    TOTAL ASSETS                    $   1,029,836.00
                                    ================

              TWISTEE TREAT CORPORATION
              BALANCE SHEET
              FEBRUARY 29, 2000

          LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
  Accts payable and accrued exp        $   127,886
  Notes & loans payable - current          306,102
  Capital lease - current                      507
  Deferred revenue                         154,651
                                       -----------
    TOTAL CURRENT LIABILITIES              589,146

LONG-TERM LIABILITIES
  Note payable                              29,292
                                       -----------
    TOTAL LONG-TERM LIABILITIES             29,292

STOCKHOLDER'S EQUITY
  Common stock, .0001 par value
    Authorized 50,000,000 shares
    Issued and Outstanding 7,309,950
    shares                                     730
  Common stock to be issued                     21
  Additional paid in capital             1,996,695
  Retained earnings                     (1,586,048)
                                       -----------
    TOTAL STOCKHOLDER'S EQUITY             411,398

    TOTAL LIABILITIES AND
    STOCKHOLDER'S EQUITY               $ 1,029,836
                                       ===========

              TWISTEE TREAT CORPORATION
              STATEMENTS OF OPERATIONS
              THREE MONTHS ENDED FEBRUARY 29, 2000
              AND FEBRUARY 28, 1999

                                Feb. 29, 2000  Feb. 28, 1999
                                 -----------    -----------
REVENUE
  Product                        $    25,341    $    49,243
                                 -----------    -----------
    TOTAL REVENUE                     25,341         49,243

COST OF SALES
  Purchases                            9,177         19,960
                                 -----------    -----------
    TOTAL COST OF SALES                9,177         19,960

    GROSS MARGIN                      16,164         29,283

EXPENSES
  Payroll & contractual               41,516         42,735
  Consulting fees                      3,600              0
  Depreciation                        18,069         11,000
  Professional fees                        0         18,274
  Other general admin. exp            41,985         31,514
                                 -----------    -----------
    TOTAL EXPENSES                   105,170        103,523
                                 -----------    -----------

    NET OPERATING INCOME             (89,006)       (74,240)

OTHER REVENUE
  Miscellaneous income                   794              0
  Interest income                        476              0
                                 -----------    -----------
    TOTAL OTHER REVENUE                1,270              0
OTHER EXPENSES
  Interest expense                     7,350              0
                                 -----------    -----------
    TOTAL OTHER EXPENSES               7,350              0

    NET LOSS                     ($   95,086)   ($   74,240)
                                 ===========    ===========
    NET LOSS PER COMMON SHARE
    AND EQUIVALENTS-BASIC
    AND DILUTED                  ($     0.01)   ($     0.01)
                                 ===========    ===========
    WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING DURING
    PERIOD-BASIC AND DILUTED       6,883,137      6,337,750
                                 ===========    ===========

                            TWISTEE TREAT CORPORATION
                    STATEMENT OF CASH FLOWS (INDIRECT METHOD)
       FOR THE THREE MONTHS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                                          2/29/00      2/28/99
                                                         ---------    ---------


CASH FLOWS FROM OPERATING ACTIVITIES:
    Excess of revenues over (under) expenses             $ (95,086)   $ (74,240)

    Adjustments to Reconcile Net Income to Net Cash
         Provided by Operating Activities:
           Decrease in Accounts Payable                  $ (19,911)   $  (4,603)
                                                         ---------    ---------

           Decrease in  Deferred Revenue                         0      (32,000)


           Increase in Inventory                                 0       (8,000)

           Increase in Intangible Assets                         0       50,800


                  Total Adjustments                        (19,911)       6,197
                                                                      ---------


Net Cash Provided (Used) By Operating Activities          (114,997)     (68,043)

CASH FLOWS FROM INVESTING ACTIVITIES:
           Net Increase in Equipment                       (17,636)     (41,484)
                                                         ---------    ---------


Net Cash Provided (Used) by Investing Activities           (17,636)     (41,484)
                                                         ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Increase  in  Common  Stock                              54            3

       Increase in  Additional paid in capital              67,446       23,998


       Increase (Decrease) in Notes Payable                 (5,500)      42,553
                                                         ---------    ---------


Cash Provided (Used) by Financing Activities                62,000       66,554
                                                         ---------    ---------

Net Increase (decrease) in Cash                            (70,633)     (42,973)


Cash and Cash Equivalents at Beginning of Year              84,921       49,647
                                                         ---------    ---------
Cash and Cash Equivalents at End of Year                 $  14,288    $   6,674
                                                         =========    =========


               See accompanying notes to the financial statements

                            TWISTEE TREAT CROPORATION
                              OSAGE BEACH, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS
                  FOR THE THREE MONTHS ENDED FEBRUARY 29, 2000

NOTE 1 - BASIS OF PRESENTATION:

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles and the rules and regulations of the Securities and exchange commission for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position and results of operations.

     It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

     For further information, refer to the consolidated financial statements and footnotes included in the Company's Form 8-K/A filed on April 17, 2000 for the years ended November 30, 1999 and 1998.

ITEM 8.           CHANGE IN FISCAL YEAR

        Not applicable.

EXHIBITS.         NONE

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                       By /s/ Stephen B. Wells
                          --------------------
                              Stephen B. Wells
                              President

                       Date: May 24, 2000


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